POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Kerrigan, his attorney-in-fact, with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K and to file the same, with all exhibits thereto in all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report on Form 10-K has been signed by the following persons in the capacities and on the dates indicated.

     Signature           Title                                          Date
-----------------------  --------------------------------------------  -------

/s/  H.  K.  DESAI       Chairman  of  the  Board                      10/7/04
------------------
H.  K.  DESAI

/s/  MARC H. NUSSBAUM    Chief  Executive  Officer,                    10/7/04
-------------------      President  (Principal  Executive  Officer)
    MARC H. NUSSBAUM

/s/  JAMES W. KERRIGAN   Chief  Financial  Officer                     10/7/04
--------------------     (Principal Financial and Accounting Officer)
JAMES W. KERRIGAN

/s/  THOMAS  W.  BURTON  Director                                      10/7/04
-----------------------
THOMAS  W.  BURTON

/s/  HOWARD  T.  SLAYEN  Director                                      10/7/04
-----------------------
HOWARD  T.  SLAYEN

/s/  KATHRYN  B.  LEWIS  Director                                      10/7/04
-----------------------
KATHRYN  B.  LEWIS